Summary Prospectus April 1, 2010

MassMutual Select Funds

MassMutual Select Indexed Equity Fund

Ticker: Class S –MMIEX, Class Y–MIEYX, Class L–MMILX, Class A–MIEAX , Class N–MMINX, Class Z–MIEZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 196 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.12%	.33%	.36%	.51%	.51%	.56%
Total Annual Fund Operating Expenses	.22%	.43%	.46%	.61%	.86%	1.16%
Expense Reimbursement(1)	—	—	—	(.20%)	(.20%)	(.20%)
Total Annual Fund Operating Expenses after Expense Reimbursement	.22%	.43%	.46%	.41%	.66%	.96%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .20% of the administrative and shareholder service fee for Class L, Class A and Class N of the Fund through March 31, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$23	$71	$124	$280
Class S	$44	$138	$241	$542
Class Y	$47	$148	$258	$579
Class L	$42	$175	$320	$743
Class A	$639	$815	$1,006	$1,557
Class N	$198	$349	$619	$1,391
Class N (no redemption)	$98	$349	$619	$1,391

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index1 (“Index”). The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of January 31, 2010, the market capitalization range of companies included in the Index was $1.17 billion to $311.69 billion.

The Fund typically attempts to hold each of the stocks included in the Index in approximately the same weightings as in the Index. The Fund’s subadviser, Northern Trust Investments, N.A. (“NTI”), uses a process known as “optimization,” a statistical sampling technique, to invest in a statistically selected sample of the securities found in the Index instead of buying every stock in the Index. In doing so, NTI attempts to maximize the Fund’s liquidity and returns while minimizing its costs. The Fund may also invest in derivatives, including index futures and options, in order to help the Fund’s returns approach the returns of a fully invested portfolio while enabling the Fund to keep cash on hand for liquidity purposes. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. In addition, NTI’s use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the S&P 500 Index within a 0.98 correlation coefficient. The Fund may lend portfolio securities to broker-dealers.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

1 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of the McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker- dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance(1)

Class S Shares

Highest Quarter:	2Q ’09,	15.92%	Lowest Quarter:	4Q ‘08,	-	22.13%

Average Annual Total Returns(1)

(for the periods ended December 31, 2009)

Return Before Taxes		One Year	Five Years	Since Inception (05/01/01)
Class Z		26.31%	0.22%	0.40%
				Ten Years
Class S	Return Before Taxes	26.16%	0.01%	-1.37%

	Return After Taxes on Distributions	25.93%	-0.24%	-1.66%
	Return After Taxes on Distributions and Sale of Fund Shares	17.31%	0.02%	-1.22%
Class Y		26.03%	-0.01%	-1.40%
Class L		26.09%	0.00%	-1.45%
Class A(2)		18.60%	-1.42%	-2.28%
Class N(2)		24.46%	-0.53%	-2.00%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		26.46%	0.42%	-0.95%
(1)	The Fund commenced operations on March 1, 1998. Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500 Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.
(2)	Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, N.A.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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